UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)       July 21, 2004
                                                             -------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Delaware                    1-9550                  62-1691861
------------------------------------     -----------         ------------------
    (State or Other Jurisdiction of      (Commission            (I.R.S. Employer
            Incorporation)               File Number)        Identification No.)


            One Thousand Beverly Way
              Fort Smith, Arkansas                               72919
 -------------------------------------------                  -----------
    (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number including area code (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On July 21, 2004, Beverly Enterprises, Inc. issued a press release announcing the appointment of Chris Roussos as President of AseraCare -- Beverly's hospice and home care subsidiary. A copy of the press release is attached as Exhibit
99.1 and incorporated herein by reference.


Exhibit 99.1* - Press Releases of Beverly Enterprises, Inc. dated July 21, 2004.

*Furnished with this document

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 21, 2004          BEVERLY ENTERPRISES, INC.


                               By: /s/ PAMELA H. DANIELS
                                  --------------------------------------------
                               Name:   Pamela H. Daniels
                               Title:  Senior Vice President, Controller and
                                       Chief Accounting Officer

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                                  EXHIBIT INDEX

 Exhibit No.    Exhibit
 -----------    -------

        99.1    Press Release of Beverly Enterprises, Inc. dated July 21, 2004

                                       4